UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 1899

Dreyfus Research Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	2/29
Date of reporting period:	2/29/2012

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus
Research Growth
Fund, Inc.

ANNUAL REPORT February 29, 2012

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
22	Notes to Financial Statements
37	Report of Independent Registered Public Accounting Firm
38	Important Tax Information
39	Board Members Information
41	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Research Growth Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Research Growth Fund, Inc., covering the 12-month period from March 1, 2011, through February 29, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. stock markets faltered at the start of the reporting period in the wake of unexpected shocks stemming from political uprisings in the Middle East and natural disasters in Japan. After a brief rebound, stock prices suffered more severely over the spring and summer of 2011, due primarily to adverse macroeconomic developments ranging from the resurgence of a sovereign debt crisis in Europe to an unprecedented downgrade of long-term U.S. debt securities.These factors triggered a rally among traditional safe havens, while riskier assets such as stocks plunged. Fortunately, better economic news in the fall helped to reverse the downward trend, and equity markets generally rallied over the remainder of the reporting period.

Our economic forecast calls for faster U.S. GDP growth in 2012 than in 2011, and we expect the United States to continue to post better economic data than most of the rest of the developed world.An aggressively accommodative monetary policy, pent-up demand in several industry groups and gradual improvement in housing prices appear likely to offset risks stemming from Europe’s troubles and volatile energy prices. As always, we encourage you to talk with your financial adviser about how these developments may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of March 1, 2011, through February 29, 2012, as provided by Elizabeth Slover, Barry Mills and David Sealy, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended February 29, 2012, Dreyfus Research Growth Fund’s Class A shares produced a total return of 2.49%, Class C shares returned 1.73%, Class I shares returned 2.81% and Class Z shares returned 2.69%.1 In comparison, the fund’s benchmark, the Russell 1000 Growth Index, produced a total return of 7.62% over the same period.2

Although equity markets advanced during the reporting period, a variety of macroeconomic developments caused high levels of volatility and sudden shifts in investor sentiment.The fund’s performance trailed that of the benchmark, primarily due to disappointing results from individual health care, technology and materials holdings.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal.

The fund invests in stocks selected by a team of core research analysts, with each analyst responsible for fund investments in his or her area of expertise. These analysts utilize a fundamental, bottom-up research process to identify investments for the fund. The fund invests in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation.The analysts, under the direction of the director of the core research team, determine the fund’s allocations among market sectors. The fund’s portfolio is structured so that its sector weightings generally are similar to those of its benchmark.

The fund typically sells a security when the research analyst responsible for the investment believes there has been a negative change in fundamental factors surrounding the company, the company has become fully valued, or a more attractive opportunity has been identified.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic Concerns Sparked Heightened Market Volatility

After rallying early in the reporting period, stocks experienced heightened volatility over the spring and summer of 2011 as investors responded to a number of macroeconomic concerns, including a sovereign debt crisis in Greece that threatened to spread to other members of the European Union, uncertainties regarding the strength and sustainability of the U.S. economic recovery and an unprecedented downgrade of one agency’s credit-rating of long-term U.S. government debt. These issues drove stocks sharply lower from late July through early October.

In late 2011 and early 2012, stocks rebounded as underlying economic conditions improved. In particular, the European Union took credible steps to address the region’s problems, and U.S. economic data showed clear signs of improvement, including stronger levels of manufacturing activity, rising employment and greater consumer confidence. In January 2012, most broad equity market indices regained positive territory, and stocks closed out the reporting period moving steadily higher.

Disappointments in Health Care and Technology

In this volatile market environment, the downturn was especially severe among stocks that failed to meet earnings expectations or that offered less optimistic outlooks. Unfortunately, several of the fund’s health care and technology holdings experienced sharp declines after encountering a variety of difficulties. In the health care sector, pharmaceutical maker Warner Chilcott reported weaker-than-expected sales and issued a cautious outlook as generic drug sales encroached on the company’s branded products. Prospects for biotechnology developer Vertex Pharmaceuticals were undermined when a competitor’s hepatitis treatment demonstrated efficacy in drug trials. Cancer vaccine pioneer Dendreon reported disappointing earnings for its novel, but expensive, prostate cancer therapy. In the technology sector, the fund’s lack of exposure to Microsoft early in the reporting period weighed on relative performance, as did software giant Oracle, which declined as a result of decelerating software license growth, and electronics LED lighting maker Cree, which suffered due to sluggish end-market demand. Finally, in the materials sector, a few chemicals and metals producers, including Mosaic, Cliffs Natural Resources and Freeport-McMoRan Copper & Gold, lost ground due to company-specific problems and concerns about weakening demand.

These disappointments were partly offset by encouraging results from other holdings. Most notably, consumer electronics maker Apple rose on the popularity of its latest smartphones and tablet computers. Tobacco company Philip Morris International benefited from higher revenues in Asia. Retailer Macy’s surged amid better-than-expected earnings driven by robust online sales. Grocery chain Whole Foods Market boosted revenues while lowering expenses as more consumers traded up to organic products.Apparel and accessory designer Michael Kors Holdings reported strong year-end holiday sales.

Positioned to Benefit from Economic Growth

While the U.S. economy appears poised for continued growth, conditions in Europe have remained unsettled despite recent progress. Therefore, we have maintained our focus on leading companies with healthy balance sheets, strong cash flows and solid earnings results.The fund has remained generally sector neutral, relying on research insights into individual companies to drive investment performance.The fund is currently well diversified across industries, with current areas of emphasis including communications equipment within the information technology sector, machinery within the industrials sector, and biotechnology in the health care sector.

March 15, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid. It does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through July 1, 2012, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — The Russell 1000 Growth Index is a widely accepted, unmanaged large-cap index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

† Source: Lipper Inc.
†† The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s
Class Z shares for the period prior to 9/30/08 (the inception date for Class A and Class C shares respectively), adjusted to reflect the applicable sales load for each share class.
The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 9/30/08 (the inception date for Class I shares).
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Z shares of
Dreyfus Research Growth Fund, Inc. on 2/28/02 to a $10,000 investment made in the Russell 1000 Growth Index
(the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged large-cap index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 2/29/12
Inception
	Date	1Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	9/30/08	–3.39%	3.70%††	4.08%††
without sales charge	9/30/08	2.49%	4.93%††	4.69%††
Class C shares
with applicable redemption charge †	9/30/08	1.73%	4.26%††	4.36%††
without redemption	9/30/08	1.73%	4.26%††	4.36%††
Class I shares	9/30/08	2.81%	5.09%††	4.77%††
Class Z shares	2/4/72	2.69%	5.16%	4.81%
Russell 1000 Growth Index		7.62%	4.54%	4.30%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 9/30/08 (the inception date for Class A and Class C shares respectively), adjusted to reflect the applicable sales load for each share class.
The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s
Class Z shares for the period prior to 9/30/08 (the inception date for Class I shares).

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Research Growth Fund, Inc. from September 1, 2011 to February 29, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 29, 2012

	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$6.03	$10.24	$4.66	$5.40
Ending value (after expenses)	$1,127.60	$1,123.10	$1,129.30	$1,128.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 29, 2012

	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$5.72	$9.72	$4.42	$5.12
Ending value (after expenses)	$1,019.19	$1,015.22	$1,020.49	$1,019.79

† Expenses are equal to the fund’s annualized expense ratio of 1.14% for Class A, 1.94% for Class C, .88% for
Class I and 1.02% for Class Z, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
February 29, 2012

Common Stocks—99.7%	Shares	Value ($)
Consumer Discretionary—16.8%
Amazon.com	68,170[a]	12,249,467
Delphi Automotive	276,400	8,844,800
Dick’s Sporting Goods	111,750	5,001,930
Express	220,370[a]	5,244,806
Home Depot	210,170	9,997,787
Johnson Controls	197,360	6,439,857
Limited Brands	173,650	8,079,934
Macy’s	347,790	13,205,586
Michael Kors Holdings	161,700	6,993,525
Newell Rubbermaid	372,500	6,816,750
News, Cl. A	363,980	7,232,283
Nordstrom	120,850	6,479,977
O’Reilly Automotive	37,200[a]	3,217,800
Priceline.com	17,090[a]	10,715,772
PVH	144,140	12,253,341
Ross Stores	142,530	7,601,125
Royal Caribbean Cruises	225,940	6,437,030
Starbucks	193,150	9,379,364
Under Armour, Cl. A	89,140[a,b]	7,954,854
Viacom, Cl. B	219,530	10,454,019
		164,600,007
Consumer Staples—9.5%
Avon Products	333,810	6,238,909
Coca-Cola Enterprises	219,170	6,334,013
Dr. Pepper Snapple Group	72,700	2,766,235
Energizer Holdings	97,770[a]	7,474,516
Kraft Foods, Cl. A	138,660	5,278,786
Kroger	112,400	2,673,996
PepsiCo	302,360	19,030,538
Philip Morris International	338,140	28,241,453
Procter & Gamble	127,130	8,583,818
Whole Foods Market	88,370	7,134,994
		93,757,258

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Energy—11.3%
Cameron International	99,090 [a]	5,520,304
Chevron	125,670	13,713,110
ENSCO, ADR	162,310	9,462,673
EOG Resources	156,440	17,812,258
Exxon Mobil	84,200	7,283,300
Helmerich & Payne	35,800	2,194,540
Marathon Oil	66,900	2,267,241
National Oilwell Varco	97,240	8,025,217
Noble Energy	55,730	5,442,034
Occidental Petroleum	85,070	8,878,756
Pioneer Natural Resources	89,120	9,771,117
Schlumberger	270,120	20,964,013
		111,334,563
Financial—2.5%
Discover Financial Services	298,990	8,972,690
IntercontinentalExchange	39,060 [a]	5,388,718
Moody’s	49,700	1,918,917
Wells Fargo & Co.	253,580	7,934,518
		24,214,843
Health Care—11.7%
Aetna	59,500	2,782,220
Agilent Technologies	142,370	6,210,179
Alexion Pharmaceuticals	64,230 [a]	5,377,978
Allergan	68,490	6,136,019
Amgen	34,300	2,330,685
Biogen Idec	57,790 [a]	6,730,801
Bristol-Myers Squibb	124,880	4,017,389
Celgene	114,610 [a]	8,403,778
Eli Lilly & Co.	69,700	2,735,028
Gilead Sciences	185,870 [a]	8,457,085
IDEXX Laboratories	8,600 [a]	737,450
McKesson	154,380	12,892,274
Merck & Co.	113,270	4,323,516

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
Omnicare	238,760	8,399,577
Perrigo	45,590	4,698,505
Pfizer	384,280	8,108,308
St. Jude Medical	46,000	1,937,520
United Therapeutics	32,000 [a]	1,527,360
Vertex Pharmaceuticals	148,510 [a]	5,780,009
Watson Pharmaceuticals	104,640 [a]	6,102,605
WellCare Health Plans	70,170 [a]	4,761,736
WellPoint	37,400	2,454,562
		114,904,584
Industrial—12.1%
Caterpillar	284,130	32,450,487
Cooper Industries	202,900	12,421,538
Cummins	138,280	16,672,420
Danaher	253,520	13,393,462
Dover	99,531	6,371,975
Eaton	366,910	19,149,033
FedEx	59,840	5,385,002
Fluor	35,000	2,116,800
Pitney Bowes	120,500 [b]	2,184,665
Precision Castparts	52,950	8,865,418
		119,010,800
Information Technology—31.2%
Activision Blizzard	180,000	2,151,000
Analog Devices	293,080	11,491,667
Apple	135,113 [a]	73,290,696
AT&T	33,500	1,024,765
Broadcom, Cl. A	259,830 [a]	9,652,684
Citrix Systems	79,560 [a]	5,946,314
Cypress Semiconductor	384,500 [a]	6,632,625
EMC	439,640 [a]	12,173,632
F5 Networks	60,400 [a]	7,547,584
Fiserv	17,300 [a]	1,146,990

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
Google, Cl. A	51,876[a]	32,072,337
International Business Machines	17,900	3,521,467
Intuit	189,550	10,963,572
MasterCard, Cl. A	22,840	9,592,800
Microsoft	168,101	5,335,526
Motorola Solutions	30,300	1,508,940
Oracle	734,640	21,502,913
Paychex	226,020	7,074,426
QUALCOMM	476,220	29,611,360
Red Hat	151,610[a]	7,498,631
Salesforce.com	61,230[a]	8,765,687
SanDisk	178,110[a]	8,809,321
Teradata	121,700[a]	8,099,135
Texas Instruments	398,050	13,274,967
VMware, Cl. A	78,790[a]	7,791,543
		306,480,582
Materials—4.6%
Air Products & Chemicals	77,200	6,966,528
Cliffs Natural Resources	114,050	7,239,894
Eastman Chemical	174,390	9,439,731
Freeport-McMoRan Copper & Gold	246,460	10,489,338
Monsanto	137,150	10,612,667
		44,748,158
Total Common Stocks
(cost $798,863,410)		979,050,795

Other Investment—.3%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,663,103)	2,663,103[c]	2,663,103

Investment of Cash Collateral
for Securities Loaned—.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $6,168,612)	6,168,612[c]	6,168,612
Total Investments (cost $807,695,125)	100.6%	987,882,510
Liabilities, Less Cash and Receivables	(.6%)	(6,104,441)
Net Assets	100.0%	981,778,069

ADR—American Depository Receipts
a Non-income producing security.
b Security, or portion thereof, on loan.At February 29, 2012, the value of the fund’s securities on loan was
$6,116,394 and the value of the collateral held by the fund was $6,168,612.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	31.2	Consumer Staples	9.5
Consumer Discretionary	16.8	Materials	4.6
Industrial	12.1	Financial	2.5
Health Care	11.7	Money Market Investments	.9
Energy	11.3		100.6

† Based on net assets.
See notes to financial statements.

The Fund	13

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2012

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $6,116,394)—Note 1(c):
Unaffiliated issuers			798,863,410	979,050,795
Affiliated issuers			8,831,715	8,831,715
Receivable for investment securities sold				2,935,157
Dividends and securities lending income receivable				1,292,719
Receivable for shares of Common Stock subscribed				426,596
Prepaid expenses				60,519
				992,597,501
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				774,690
Cash overdraft due to Custodian				109,227
Liability for securities on loan—Note 1(c)				6,168,612
Payable for investment securities purchased				2,786,723
Payable for shares of Common Stock redeemed				625,732
Accrued expenses				354,448
				10,819,432
Net Assets ($)				981,778,069
Composition of Net Assets ($):
Paid-in capital				1,149,263,025
Accumulated undistributed investment income—net				1,470,156
Accumulated net realized gain (loss) on investments				(349,142,497)
Accumulated net unrealized appreciation
(depreciation) on investments				180,187,385
Net Assets ($)				981,778,069

Net Asset Value Per Share
	Class A	Class C	Class I	Class Z
Net Assets ($)	506,862,408	91,805,137	34,343,567	348,766,957
Shares Outstanding	51,211,937	9,497,407	3,449,673	34,767,679
Net Asset Value Per Share ($)	9.90	9.67	9.96	10.03

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended February 29, 2012

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	5,813,647
Affiliated issuers	5,837
Income from securities lending—Note 1(c)	11,485
Total Income	5,830,969
Expenses:
Management fee—Note 3(a)	2,998,519
Shareholder servicing costs—Note 3(c)	1,162,540
Distribution fees—Note 3(b)	102,539
Professional fees	91,654
Directors’ fees and expenses—Note 3(d)	72,466
Registration fees	67,870
Custodian fees—Note 3(c)	44,972
Prospectus and shareholders’ reports	32,519
Loan commitment fees—Note 2	6,195
Interest expense—Note 2	152
Total Expenses	4,579,426
Less—reduction in management fee due to undertaking—Note 3(a)	(220,917)
Less—reduction in fees due to earnings credits—Note 3(c)	(527)
Net Expenses	4,357,982
Investment Income—Net	1,472,987
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	15,155,808
Net unrealized appreciation (depreciation) on investments	46,835,037
Net Realized and Unrealized Gain (Loss) on Investments	61,990,845
Net Increase in Net Assets Resulting from Operations	63,463,832

See notes to financial statements.

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 28/29,
	2012	2011
Operations ($):
Investment income—net	1,472,987	916,760
Net realized gain (loss) on investments	15,155,808	19,455,262
Net unrealized appreciation
(depreciation) on investments	46,835,037	29,068,048
Net Increase (Decrease) in Net Assets
Resulting from Operations	63,463,832	49,440,070
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(221,482)	(755)
Class C Shares	(4,314)	—
Class I Shares	(39,883)	(850)
Class Z Shares	(644,595)	(209,158)
Total Dividends	(910,274)	(210,763)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	58,039,529	31,709,226
Class C Shares	2,572,236	471,570
Class I Shares	39,065,386	4,678,539
Class Z Shares	6,829,247	10,324,990
Net assets received in connection
with reorganizations—Note 1	657,623,156	—
Dividends reinvested:
Class A Shares	220,262	717
Class C Shares	4,068	—
Class I Shares	39,704	814
Class Z Shares	614,804	200,197
Cost of shares redeemed:
Class A Shares	(33,997,239)	(367,040)
Class C Shares	(2,522,951)	—
Class I Shares	(20,578,026)	(12,667)
Class Z Shares	(26,828,404)	(17,378,325)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	681,081,772	29,628,021
Total Increase (Decrease) in Net Assets	743,635,330	78,857,328
Net Assets ($):
Beginning of Period	238,142,739	159,285,411
End of Period	981,778,069	238,142,739
Undistributed investment income—net	1,470,156	907,443

	Year Ended February 28/29,
	2012	2011
Capital Share Transactions:
Class A
Shares sold	6,288,627	3,416,399
Shares issued in connection
with reorganizations—Note 1	45,175,947	—
Shares issued for dividends reinvested	23,064	101
Shares redeemed	(3,705,552)	(40,489)
Net Increase (Decrease) in Shares Outstanding	47,782,086	3,376,011
Class C
Shares sold	287,078	51,629
Shares issued in connection
with reorganizations—Note 1	9,429,462	—
Shares issued for dividends reinvested	433	—
Shares redeemed	(273,399)	—
Net Increase (Decrease) in Shares Outstanding	9,443,574	51,629
Class I
Shares sold	3,930,937	498,839
Shares issued in connection
with reorganizations—Note 1	1,097,243	—
Shares issued for dividends reinvested	4,140	115
Shares redeemed	(2,081,728)	(1,357)
Net Increase (Decrease) in Shares Outstanding	2,950,592	497,597
Class Z
Shares sold	726,510	1,206,630
Shares issued in connection
with reorganizations—Note 1	16,507,215	—
Shares issued for dividends reinvested	63,575	28,122
Shares redeemed	(2,880,830)	(2,062,212)
Net Increase (Decrease) in Shares Outstanding	14,416,470	(827,460)

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended February 28/29,
Class A Shares	2012	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	9.70	7.45	4.94	6.74
Investment Operations:
Investment income (loss)—net[b]	.03	.02	(.02)	.01
Net realized and unrealized
gain (loss) on investments	.21	2.24	2.57	(1.81)
Total from Investment Operations	.24	2.26	2.55	(1.80)
Distributions:
Dividends from investment income—net	(.04)	(.01)	(.04)	—
Net asset value, end of period	9.90	9.70	7.45	4.94
Total Return (%)[c]	2.49	30.37	51.85	(29.83)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.29	1.36	1.56	1.59[e]
Ratio of net expenses to average net assets	1.18	1.36	1.55	1.57[e]
Ratio of net investment income
(loss) to average net assets	.34	.34	(.28)	.27[e]
Portfolio Turnover Rate	88.07	101.09	133.67	162.04
Net Assets, end of period ($ x 1,000)	506,862	33,263	401	30

a	From September 30, 2008 (commencement of initial offering) to February 28, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

		Year Ended February 28/29,
Class C Shares	2012	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	9.54	7.40	4.92	6.74
Investment Operations:
Investment (loss)—net[b]	(.04)	(.06)	(.07)	(.01)
Net realized and unrealized
gain (loss) on investments	.20	2.20	2.55	(1.81)
Total from Investment Operations	.16	2.14	2.48	(1.82)
Distributions:
Dividends from investment income—net	(.03)	—	—	—
Net asset value, end of period	9.67	9.54	7.40	4.92
Total Return (%)[c]	1.73	28.92	50.41	(30.11)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.07	2.32	2.73	2.24[e]
Ratio of net expenses to average net assets	1.97	2.32	2.72	2.22[e]
Ratio of net investment (loss)
to average net assets	(.51)	(.77)	(1.33)	(.53)[e]
Portfolio Turnover Rate	88.07	101.09	133.67	162.04
Net Assets, end of period ($ x 1,000)	91,805	514	16	35

a	From September 30, 2008 (commencement of initial offering) to February 28, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund	19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended February 28/29,
Class I Shares	2012	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	9.73	7.46	4.94	6.74
Investment Operations:
Investment income (loss)—net[b]	.05	.04	(.02)	.01
Net realized and unrealized
gain (loss) on investments	.22	2.25	2.58	(1.81)
Total from Investment Operations	.27	2.29	2.56	(1.80)
Distributions:
Dividends from investment income—net	(.04)	(.02)	(.04)	—
Net asset value, end of period	9.96	9.73	7.46	4.94
Total Return (%)	2.81	30.87	51.90	(29.83)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01	1.00	1.62	1.35[d]
Ratio of net expenses to average net assets	.91	1.00	1.61	1.33[d]
Ratio of net investment income
(loss) to average net assets	.56	.58	(.29)	.46[d]
Portfolio Turnover Rate	88.07	101.09	133.67	162.04
Net Assets, end of period ($ x 1,000)	34,344	4,857	11	7

a	From September 30, 2008 (commencement of initial offering) to February 28, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

		Year Ended February 28/29,
Class Z Shares	2012	2011	2010	2009[a]	2008
Per Share Data ($):
Net asset value, beginning of period	9.80	7.50	4.94	8.31	8.88
Investment Operations:
Investment income—net[b]	.04	.04	.01	.03	.05
Net realized and unrealized
gain (loss) on investments	.22	2.27	2.58	(3.24)	.34
Total from Investment Operations	.26	2.31	2.59	(3.21)	.39
Distributions:
Dividends from investment income—net	(.03)	(.01)	(.03)	(.01)	(.05)
Dividends from net realized
gain on investments	—	—	—	(.15)	(.91)
Total Distributions	(.03)	(.01)	(.03)	(.16)	(.96)
Net asset value, end of period	10.03	9.80	7.50	4.94	8.31
Total Return (%)	2.69	30.85	52.63	(39.42)	3.49
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.05	1.00	1.19	1.09	.98
Ratio of net expenses
to average net assets	1.03	1.00	1.18	1.09	.98
Ratio of net investment income
to average net assets	.43	.52	.14	.41	.49
Portfolio Turnover Rate	88.07	101.09	133.67	162.04	106.41
Net Assets, end of period ($ x 1,000)	348,767	199,509	158,857	111,920	200,752

a The fund changed to a multiple class fund on September 30, 2008. The existing shares were redesignated as
Class Z shares.
b Based on average shares outstanding at each month end.

See notes to financial statements.

The Fund	21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Research Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

As of the close of business on November 14, 2011, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to the liabilities, of Dreyfus Funds, Inc. – Dreyfus Equity Growth Fund (“Equity Growth”) were transferred to the fund in exchange for corresponding classes of shares of Common Stock of the fund of equal value.The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Class A, Class C and Class I shares of Equity Growth received Class A, Class C and Class I shares of the fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment in Equity Growth at the time of the exchange. Shareholders of Class B shares of Equity Growth received Class A shares of the fund and shareholders of Class F shares of Equity Growth received Class Z shares of the fund, in each case in an amount equal to the aggregate net asset value of their investment in Equity Growth at the time of the exchange.The exchange ratio for each class was as follows: Class A–.65 to 1, Class B–.60 to 1, Class C–.61 to 1, Class I–.65 to 1 and Class F–.66 to 1.The net asset value of the fund’s shares on the close of business on November 14, 2011, after the reorganization, was $9.10 for Class A, $8.91 for Class C, $9.15 for Class I and $9.22 for Class Z shares, and a total of 18,700,276 Class A shares, 266,569 Class C shares, 342,980 Class I shares and 16,507,215 Class Z shares were issued to shareholders of Equity Growth in the exchange.

The net unrealized appreciation on investments and net assets prior to the acquisition as of the merger date for Equity Growth and the fund, were as follows:

	Unrealized
	Appreciation ($)	Net Assets ($)
Equity Growth	44,752,813	327,872,842
Dreyfus Research Growth
Fund, Inc.	28,560,255	275,000,897
Total	73,313,068	602,873,739

As of the close of business on January 11, 2012, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to the liabilities, of Dreyfus Manager Funds I – Dreyfus Research Core Fund (“Research Core”) were transferred to the fund in exchange for corresponding classes of shares of Common Stock of the fund of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Class A, Class C and Class I shares of Research Core received Class A, Class C and Class I shares of the fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment in Research Core at the time of the exchange. Shareholders of Class B shares of Research Core received Class A shares of the fund, in an amount equal to the aggregate net asset value of their investment in Research Core at the time of the exchange.The exchange ratio for each class was as follows: Class A–2.81 to 1, Class B–2.56 to 1, Class C–2.62 to 1 and Class I–2.97 to 1.The net asset value of the fund’s shares on the close of business on January 11, 2012, after the reorganization, was $9.09 for Class A, $8.89 for Class C and $9.14 for Class I shares, and a total of 17,144,249 Class A shares, 6,003,877 Class C shares and 424,257 Class I shares were issued to shareholders of Research Core in the exchange.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

The net unrealized appreciation on investments and net assets prior to the acquisition as of the merger date for Research Core and the fund, were as follows:

	Unrealized
	Appreciation ($)	Net Assets ($)
Research Core	24,333,442	213,086,390
Dreyfus Research Growth
Fund, Inc.	70,215,024	584,609,330
Total	94,548,466	797,695,720

As of the close of business on January 12, 2012, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to the liabilities, of Dreyfus Manager Funds I – Dreyfus Alpha Growth Fund (“Alpha Growth”) were transferred to the fund in exchange for corresponding classes of shares of Common Stock of the fund of equal value.The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Class A, Class C and Class I shares of Alpha Growth received Class A, Class C and Class I shares of the fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment in Alpha Growth at the time of the exchange. Shareholders of Class B shares of Alpha Growth received Class A shares of the fund, in an amount equal to the aggregate net asset value of their investment in Alpha Growth at the time of the exchange.The exchange ratio for each class was as follows: Class A–2.20 to 1, Class B–2.02 to 1, Class C–2.09 to 1 and Class I–2.20 to 1. The net asset value of the fund’s shares on the close of business on January 12, 2012, after the reorganization was $9.15 for Class A, $8.94 for Class C and $9.20 for Class I shares, and a total of 9,331,422 Class A shares, 3,159,016 Class C shares and 330,006 Class I shares were issued to shareholders of Alpha Growth in the exchange.

The net unrealized appreciation on investments and net assets prior to the acquisition as of the merger date for Alpha Growth and the fund, were as follows:

	Unrealized
	Appreciation ($)	Net Assets ($)
Alpha Growth	7,920,506	116,663,924
Dreyfus Research Growth
Fund, Inc.	99,293,988	801,962,422
Total	107,214,494	918,626,346

Assuming the mergers of Equity Growth, Research Core and Alpha Growth had been completed on March 1, 2011, the fund’s pro forma results in the Statement of Operations during the period ended February 29, 2012 would have been as follows:

Net investment income	$3,066,295[1]
Net realized and unrealized gain
(loss) on investments	21,438,355[2]
Net increase (decrease) in net assets
resulting from operations	24,504,650

1	$1,472,987 as reported in the Statement of Operations plus $822,758 Equity Growth,
$382,010 Research Core and $388,540 Alpha Growth pre-merger.
2	$61,990,845 as reported in the Statement of Operations plus ($21,795,367) Equity Growth,
($20,627,935) Research Core and $1,870,812 Alpha Growth pre-merger.

Because the combined funds have been managed as a single integrated fund since the mergers were completed, it is not practicable to separate the amounts of revenue and earnings of Equity Growth, Research Core and Alpha Growth that have been included in the fund’s Statement of Operations since February 29, 2012.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Z. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Class Z shares are sold at net asset value per share. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 29, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	962,594,597	—	—	962,594,597
Equity Securities—
Foreign†	16,456,198	—	—	16,456,198
Mutual Funds	8,831,715	—	—	8,831,715
† See Statement of Investments for additional detailed categorizations.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value mea-surements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement dates and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateral-

ized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended February 29, 2012,The Bank of New York Mellon earned $4,922 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Other investment companies advised by Dreyfus are considered to be “affiliated” with the fund.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended February 29, 2012 were as follows:

Affiliated
Investment	Value			Value	Net
Company	2/28/2011 ($)	Purchases ($)	Sales ($)	2/29/2012 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	1,563,000	142,858,654	141,758,551	2,663,103.3
Dreyfus
Institutional
Cash
Advantage
Fund	4,545,122	140,920,597	139,297,107	6,168,612.6
Total	6,108,122	283,779,251	281,055,658	8,831,715.9

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 29, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended February 29, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At February 29, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,470,156, accumulated capital losses $344,812,257 and unrealized appreciation $177,650,713. In addition, the fund had $1,793,568 of capital losses realized after October 31, 2011, which were deferred for tax purposes to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

As a result of the fund’s mergers with Dreyfus Equity Growth Fund, Dreyfus Research Core Fund and Dreyfus Alpha Growth Fund, capital losses of $344,812,257 are available to offset future realized gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. If not applied, $120,937,558 of these acquired capital losses expires in fiscal 2016, $220,162,690 expires in fiscal 2017, $543,156 expires in fiscal 2018 and $3,168,853 of post-enactment short-term capital losses can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended February 29, 2012 and February 28, 2011 were as follows: ordinary income $910,274 and $210,763, respectively.

During the period ended February 29, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for capital loss carryovers and wash sales from mergers, the fund decreased accumulated net realized gain (loss) on investments by $348,917,593 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2012 was approximately $12,600 with a related weighted average annualized interest rate of 1.21%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

The Agreement provides that if in any full fiscal year the aggregate expenses of Class Z, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1 / 2 % of the value of the Class Z shares’ average daily net assets, the Manager will bear such excess expense. In addition, the Manager has contractually agreed from August 17, 2011 through July 1, 2012, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .88% of the value of the funds average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $220,917 during the period ended February 29, 2012.

During the period ended February 29, 2012, the Distributor retained $10,777 from commissions earned on sales of the fund’s Class A shares and $1,744 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended February 29, 2012, Class C shares were charged $102,539 pursuant to the Plan.

(c) Under the Shareholder Services Plan (“Shareholder Services Plan”), Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets. Class Z shares pay the Distributor at an amount not to exceed an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended February 29, 2012, Class A, Class C and Class Z shares were charged $348,999, $34,180 and $287,436, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 29, 2012, the fund was charged $267,952 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended February 29, 2012, the fund was charged $30,789 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $527.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 29, 2012, the fund was charged $44,972 pursuant to the custody agreement.

During the period ended February 29, 2012, the fund was charged $6,646 for services performed by the Chief Compliance Officer and his staff.

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $606,182, Rule 12b-1 distribution plan fees $56,761, shareholder services plan fees $124,144, custodian fees $28,017, chief compliance officer fees $1,061 and transfer agency per account fees $50,784, which are offset against an expense reimbursement currently in effect in the amount of $92,259.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 29, 2012 amounted to $394,864,379 and $357,791,988, respectively.

At February 29, 2012, the cost of investments for federal income tax purposes was $810,231,797; accordingly, accumulated net unrealized appreciation on investments was $177,650,713, consisting of $186,592,210 gross unrealized appreciation and $8,941,497 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Research Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Research Growth Fund, Inc., including the statement of investments, as of February 29, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 29, 2012 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Research Growth Fund, Inc. at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
April 27, 2012

The Fund	37

IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended February 29, 2012 as qualifying for the corporate dividends received deduction. For the fiscal year ended February 29, 2012, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $910,274 represents the maximum amount that may be considered qualified dividend income. Shareholders received notification in early 2012 of the percentage applicable to the preparation of their 2011 income tax returns.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (68)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 162
———————
Peggy C. Davis (69)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 51
———————
David P. Feldman (72)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
• QMed, Inc. a healthcare company, Director (1999-2007)
No. of Portfolios for which Board Member Serves: 47

The Fund	39

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Ehud Houminer (71)
Board Member (2006)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-present)
No. of Portfolios for which Board Member Serves: 61
———————
Dr. Martin Peretz (72)
Board Member (1971)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-present)
No. of Portfolios for which Board Member Serves: 33
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Rosalind G. Jacobs, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 161 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 188 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 188 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 188 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 188 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 188 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 188 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since February 2001.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 188 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 188 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 188 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 188 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

The Fund	41

OFFICERS OF THE FUND (Unaudited) (continued)

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 188 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 188 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 188 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 188 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 188 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 188 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 188 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor. From March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 71 investment companies (comprised of 183 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $30,312 in 2011 and $30,857 in 2012.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,000 in 2011 and $6,000 in 2012. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2011 and $-0- in 2012.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,348 in 2011 and $3,699 in 2012. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0- in 2011 and $-0- in 2012.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $57 in 2011 and $84 in 2012.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $-0- in 2011 and $-0- in 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $51,981,800 in 2011 and $29,653,219 in 2012.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Research Growth Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	April 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	April 23, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	April 23, 2012

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)